UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 1, 2011
Park Sterling Corporation
(Exact name of registrant as specified in its charter)

North Carolina	001-35032	27-4107242

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1043 E. Morehead Street, Suite 201, Charlotte, NC	28204

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (704) 716-2134
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.
On November 1, 2011, Park Sterling Corporation (the “Registrant”), the bank holding company for Park Sterling Bank, completed its acquisition by merger of Community Capital Corporation (“Community Capital”), the bank holding company for CapitalBank (the “Merger”). The Merger was completed pursuant to an Agreement and Plan of Merger dated as of March 30, 2011 (the “Merger Agreement”). Prior to entry into the Merger Agreement, no material relationship existed between the Registrant and Community Capital and any of their respective affiliates.
Upon the closing of the Merger, each outstanding share of Community Capital common stock, other than shares held by Community Capital, the Registrant or any of their respective wholly owned subsidiaries, was converted into the right to receive either (i) $3.30 in cash, (ii) 0.6667 of a share of the Registrant’s common stock or (iii) a combination thereof, as elected by the Community Capital shareholders and subject to the limitation that the total consideration would consist of 40% in cash and 60% in shares of the Registrant’s common stock. Cash was paid in lieu of fractional shares. The aggregate merger consideration consisted of 4,024,269 shares of the Registrant’s common stock and approximately $13.3 million in cash. Based upon the $3.85 per share closing price of the Registrant’s common stock on October 31, 2011, the transaction value was approximately $28.8 million.
The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 hereto, and is incorporated herein by reference.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Under the Merger Agreement, following completion of the Merger, one existing independent member of the Board of Directors of Community Capital was to be appointed to serve on the Registrant’s Board of Directors (the “Board”). Effective November 1, 2011, in accordance with the Articles of Incorporation and Bylaws of the Registrant, the Board increased the number of directors of the Registrant from seven to eight and appointed Patricia C. Hartung to serve as a director until the Registrant’s 2012 Annual Meeting of Shareholders, or until her successor is duly elected, designated or appointed and qualified. Ms. Hartung is the former Chairman of Community Capital’s board of directors. Ms. Hartung is expected to serve on the Risk and Audit Committees of the Board.
Ms. Hartung will receive compensation as a nonemployee director consistent with the Registrant’s standard nonemployee director compensation practices, prorated for 2011 as applicable, and is also eligible to participate in the Park Sterling Corporation 2010 Long Term Incentive Plan (the “Plan”), pursuant to which members of the Board may receive awards or grants from time to time as recommended by the Nominating and Governance Committee of the Board and approved by the Board. A description of the Registrant’s standard nonemployee director compensation practices and the Plan can be found in the section titled “Executive Compensation” in the Registrant’s definitive proxy statement in connection with its 2011 Annual Meeting of Shareholders filed April 12, 2011.
As disclosed in the Registrant’s Current Report on Form 8-K filed March 31, 2011, each of the former directors of Community Capital, including Ms. Hartung, executed a support agreement with the Registrant pursuant to which, among other things, he or she agreed to vote his or her shares of Community Capital common stock in favor of the Merger and against an alternative business combination and agreed not to sell or transfer any shares of Community Capital common stock. Additionally, each former director of Community Capital, including Ms. Hartung, executed a noncompete agreement with the Registrant. The forms of such agreements are included as Exhibits C and D to the Merger Agreement. There are no additional related-party transactions with respect to Ms. Hartung required to be disclosed pursuant to Item 404(a) of Regulation S-K.
Item 8.01 Other Events.
On November 1, 2011, the Registrant issued a press release announcing completion of the Merger. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K. The information included herein, as well as Exhibit 99.1 referenced herein, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in filings under the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits.
(a) Financial Statements of Businesses Acquired
The audited consolidated balance sheets of Community Capital as of December 31, 2010 and December 31, 2009 and the audited consolidated statements of operations, changes in shareholders’ equity and comprehensive income and cash flows for the years ended December 31, 2010, 2009 and 2008, the notes related thereto and the Report of Independent Registered Public Accounting Firm, dated March 21, 2011, are hereby incorporated by reference to Exhibit 99.2 hereto.
The unaudited condensed consolidated balance sheet of Community Capital as of June 30, 2011 and the unaudited condensed consolidated statements of operations, changes in shareholders’ equity and comprehensive income and cash flows for the six months ended June 30, 2011 and 2010, and the notes related thereto, are hereby incorporated by reference to Exhibit 99.3 hereto.
(b) Pro Forma Financial Information
The required unaudited pro forma condensed financial information as of and for the six-month period ended June 30, 2011 and for the year ended December 31, 2010 is hereby incorporated by reference to Exhibit 99.4 hereto.
(c) Not Applicable
(d) Exhibits

Exhibit No.	Description
Exhibit 2.1	Agreement and Plan of Merger dated March 30, 2011 between the Registrant and Community Capital. #
Exhibit 23.1	Consent of Elliott Davis, LLC
Exhibit 99.1	Press Release of the Registrant, dated November 1, 2011.
Exhibit 99.2
Report of Independent Registered Public Accounting Firm, dated March 21, 2011, audited consolidated balance sheets of Community Capital as of December 31, 2010 and December 31, 2009 and audited consolidated statements of operations, changes in shareholders’ equity and comprehensive income and cash flows for the years ended December 31, 2010, 2009 and 2008, and the notes related thereto.*

Exhibit 99.4
Unaudited condensed consolidated balance sheet of Community Capital as of June 30, 2011 and unaudited condensed consolidated statements of operations, changes in shareholders’ equity and comprehensive income and cash flows for the six months ended June 30, 2011 and 2010, and the notes related thereto.*

Exhibit 99.5	Unaudited pro forma condensed financial information as of and for the six-month period ended June 30, 2011 and for the year ended December 31, 2010.*

#	Incorporated by reference to Exhibit 2.1 to the Registrant’s Current Report on Form 8-K filed April 5, 2011.

*	Incorporated by reference to Amendment No. 2 to the Registration Statement on Form S-4 (File No. 333-174041) filed by the Registrant on August 19, 2011.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: November 3, 2011

PARK STERLING CORPORATION
By:	/s/ David L. Gaines
David L. Gaines
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
Exhibit 2.1	Agreement and Plan of Merger dated March 30, 2011 between the Registrant and Community Capital. #
Exhibit 23.1	Consent of Elliott Davis, LLC
Exhibit 99.1	Press Release of the Registrant, dated November 1, 2011.
Exhibit 99.2
Report of Independent Registered Public Accounting Firm, dated March 21, 2011, audited consolidated balance sheets of Community Capital as of December 31, 2010 and December 31, 2009 and audited consolidated statements of operations, changes in shareholders’ equity and comprehensive income and cash flows for the years ended December 31, 2010, 2009 and 2008, and the notes related thereto.*

Exhibit 99.4
Unaudited condensed consolidated balance sheet of Community Capital as of June 30, 2011 and unaudited condensed consolidated statements of operations, changes in shareholders’ equity and comprehensive income and cash flows for the six months ended June 30, 2011 and 2010, and the notes related thereto.*

Exhibit 99.5	Unaudited pro forma condensed financial information as of and for the six-month period ended June 30, 2011 and for the year ended December 31, 2010.*

#	Incorporated by reference to Exhibit 2.1 to the Registrant’s Current Report on Form 8-K filed April 5, 2011.

*	Incorporated by reference to Amendment No. 2 to the Registration Statement on Form S-4 (File No. 333-174041) filed by the Registrant on August 19, 2011.